March 4, 2025
Star Equity Holdings Acquires Alliance Drilling Tools

Establishes “Energy Services” Operating Division
Old Greenwich, CT. - Star Equity Holdings, Inc. (Nasdaq: STRR; STRRP) (“Star” or the “Company”), a diversified holding company, announced today it has acquired privately held Alliance Drilling Tools, LLC (“ADT”), a Wyoming- and Texas-based drilling equipment supply and repair company serving the oil and gas, geothermal, mining, and water-well industries. This transaction, which closed on March 3, 2025, marks a significant milestone in Star's growth strategy.

Transaction Highlights
•Transaction values ADT at a cash-free, debt-free enterprise value of $12.65 million (including real estate estimated to be worth at least $3.0 million) paid at closing:
◦Total cash of $4.9 million, funded in part by $2.5 million of debt financing which closed simultaneously with the acquisition, and the remainder from Star’s cash on hand.
◦775,000 shares of Star’s Series A Preferred Stock (STRRP), equating to $7.75 million of value based on STRRP’s liquidation preference of $10.00 per share.

Founded in 2009, ADT is a drilling equipment company engaged in the rental, sale, and repair of downhole tools used in oil and gas, geothermal, mining, and water-well industries. ADT owns a comprehensive inventory of drilling tools and operates facilities in Midland, TX (approx. 40% of full year 2024 revenue), and in Casper and Evanston, WY, and Vernal, UT (approx. 60% of full year 2024 revenue). ADT’s clients are mainly large and well-capitalized companies operating in these local markets.
Rick Coleman, CEO of Star, commented, “We are excited to announce the addition of such a high quality business to Star’s operating portfolio. Since its founding, ADT has exhibited strong revenue and profitability growth with consistent cash generation. For full year 2024, ADT generated revenue of approximately $10.5 million, gross margin of 48%, and Adjusted EBITDA of $2.4 million(1). Its business model allows for the majority of costs, such as freight, repairs, and damages to be passed directly to customers, which minimizes ADT’s operational expenses, capex, and risk exposure. ADT’s owner-operators and the rest of the ADT team have built an impressive business with a tight-knit, long-tenured employee base, and we are grateful to partner with them going forward.”

Bruce McGovern, President and Founder of ADT, said, “We are thrilled to partner with Star to lead ADT into its next phase of growth. Star has the resources and platform to build upon the success the ADT team has achieved together over the past 16 years. This is a fantastic outcome for our dedicated, hard-working employees, valued customers, and the company as a whole.”

Jeff Eberwein, Executive Chairman of Star, added, “ADT is an excellent fit for Star and the multi-industry holding company we are building. This acquisition expands Star's operating portfolio into a new Energy Services division, diversifies our operating business portfolio, and establishes a scalable growth platform. ADT’s team brings a wealth of highly specialized industry knowledge and expertise required to take advantage of significant industry growth opportunities. As part of the Star platform, ADT will be able to accelerate its growth by making strategic investments to meet rising demand for its services, expand its operational capacity, and generate substantial top- and bottom-line growth for our shareholders.”

ADT will retain its brand name and continue its operations as a new division of Star. Following the acquisition of ADT, Star now has three business divisions: Building Solutions, Energy Services, and Investments. Consistent with Star’s diversified holding company strategy, all of Star’s divisions will continue to pursue growth opportunities through both organic growth and acquisitions.

Additional Transaction Details
As part of the transaction, Star acquired real estate owned and operated by ADT, for which Star plans to commence a sale-leaseback process. Based on estimates from a third-party advisor, ADT’s owned real estate could be worth at least $3.0 million.

Additional information regarding the transaction can be found on the SEC website, www.sec.gov.

About Alliance Drilling Tools
Founded in 2009, Alliance Drilling Tools is a drilling equipment supply and repair company engaged in the rental, sale, repair of downhole tools used in the oil and gas, geothermal, mining, and water-well industries.

About Star Equity Holdings, Inc.
Star Equity Holdings, Inc. is a diversified holding company currently composed of three business divisions: Building Solutions, Energy Services, and Investments.

Building Solutions
Our Building Solutions division operates in three businesses: (i) modular building manufacturing; (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations; and (iii) glue-laminated timber (glulam) column, beam, and truss manufacturing.

Energy Services
Our Energy Services division engages in the rental, sale, and repair of downhole tools used in the oil and gas, geothermal, mining, and water-well industries.

Investments
Our Investments division manages and finances the Company’s real estate assets as well as its investment positions in private and public companies.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Star Equity Holdings, Inc.	The Equity Group
Rick Coleman	Lena Cati

CEO	Senior Vice President

203-489-9508	212-836-9611
admin@starequity.com	lcati@equityny.com